UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 2005


                              LAS VEGAS SANDS CORP.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


                 00132373                              27-0099920
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          (Commission File Number)           (IRS Employer Identification No.)


       3355 LAS VEGAS BOULEVARD SOUTH
             LAS VEGAS, NEVADA                            89109
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   (Address of principal executive offices)             (Zip Code)


                                 (702) 414-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


On February 28, 2005, Las Vegas Sands Corp. (the "Company") elected Irwin Chafetz to its board of directors (the "Board"). Mr. Chafetz was also elected to the compensation committee of the Board.

Mr. Chafetz is a director and shareholder of TIG Management, Inc., a Massachusetts corporation ("TIG"), which is the trustee of The Interface Group, a Massachusetts Business Trust (the "Trust"). Mr. Chafetz is also a director and shareholder of the Trust. Mr. Chafetz holds a 12.5% equity interest in TIG and in the Trust. The Trust is the sole member of Interface Group Massachusetts LLC, a Massachusetts limited liability company ("Interface-Mass") and Sunburst Vacations LLC, a Delaware limited liability company ("Sunburst"). Interface-Mass operates as GWV Travel, a travel agent and charter tour operator ("GWV"). Sunburst is a travel wholesaler and retail travel agent.

During 2004, the Company and its subsidiaries paid approximately $3,218,000 to GWV for travel and travel related services. The payments included primarily the cost of airline tickets, which are paid by GWV to third party air carriers on behalf of the Company and its subsidiaries, and related travel agency commissions and service fees which are retained by GWV. The Trust estimates that approximately $140,000 of the total paid by the Company and its subsidiaries was retained by Interface-Mass as fees and commissions.

The Company and Interface-Mass are under the common control of Sheldon G. Adelson. Mr. Adelson and trusts for the benefit of Mr. Adelson and his family members beneficially own a majority of the equity interests of the Company, TIG and the Trust, respectively.


ITEM 8.01.  OTHER EVENTS

On March 1, 2005, the Company issued a press release announcing that Irwin Chafetz was elected to the Board and to the compensation committee of the Board. The press release is attached hereto as Exhibit 99.1, and is incorporated herein in its entirety by reference.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LAS VEGAS SANDS CORP.


                                     By: /s/ Bradley K. Serwin
                                         -----------------------------------
                                         Name:  Bradley K. Serwin
                                         Title: General Counsel and Secretary




Date:  March 4, 2005


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                                INDEX TO EXHIBITS
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EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

 99.1             Press Release dated March 1, 2005.